UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Real Asset Income and Growth Fund (JRI)
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Notice of Annual Meeting of Shareholders April 3, 2013	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 28, 2013

Nuveen New York Dividend Advantage Municipal Fund (NAN, NAN PrD, NAN PrC)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK, NXK PrC)

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) Nuveen Core Equity Alpha Fund (JCE)

Nuveen Real Estate Income Fund (JRS)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Equity Premium and Growth Fund (JPG)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Global Income Opportunities Fund (JGG)

Nuveen Global Value Opportunities Fund (JGV)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Diversified Currency Opportunities Fund (JGT)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Real Asset Income and Growth Fund (JRI)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Income Opportunities Fund (“Global Income”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Diversified Currency Opportunities Fund (“Diversified Currency”), Nuveen Preferred Income Opportunities Fund (“Preferred Income”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Energy MLP Total Return Fund (“Energy MLP”) and Nuveen Real Asset Income and Growth Fund (“Real Asset”), each a Massachusetts Business Trust, Nuveen New York Municipal Value Fund, Inc. (“New York Value”) and Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), each a Minnesota Corporation, and Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), each a Maryland Corporation (individually, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 3, 2013, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For New York Dividend and New York Dividend 2, to elect five (5) Board Members.

i)	three (3) Class I Board Members to be elected by the holders of Common Shares and MuniFund Term Preferred Shares for New York Dividend and New York Dividend 2 (“Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Income, Global Value, Diversified Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Preferred Income, Credit Strategies, Energy MLP and Real Asset, to elect four (4) Class I Board Members.

c.	For New York Performance Plus, to elect ten (10) Board Members.

i)	eight (8) Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares (also referred to as “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For New York Value, to elect four (4) Class I Board Members.

e.	For Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced, to elect ten (10) Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on February 4, 2013 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 28, 2013

This Joint Proxy Statement is first being mailed to shareholders on or about March 4, 2013.

Nuveen New York Dividend Advantage Municipal Fund (NAN, NAN PrD, NAN PrC)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK, NXK PrC)

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) Nuveen Core Equity Alpha Fund (JCE)

Nuveen Real Estate Income Fund (JRS)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Equity Premium and Growth Fund (JPG)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Global Income Opportunities Fund (JGG)

Nuveen Global Value Opportunities Fund (JGV)

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Nuveen Diversified Currency Opportunities Fund (JGT)

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Real Asset Income and Growth Fund (JRI)

Dow 30SM Premium & Dividend Income Fund Inc. (DPD)

NASDAQ Premium Income & Growth Fund Inc. (QQQX)

Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Income Opportunities Fund (“Global Income”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Diversified Currency Opportunities Fund (“Diversified Currency”), Nuveen Preferred Income Opportunities Fund (“Preferred Income”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Energy MLP Total Return Fund (“Energy MLP”) and Nuveen Real Asset Income and Growth Fund (“Real Asset”), each a Massachusetts Business Trust, Nuveen New York Municipal Value Fund, Inc. (“New York Value”) and Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), each a Minnesota Corporation, and Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”) and Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), each a Maryland Corporation (individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, Inc. (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 3, 2013, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For New York Dividend and New York Dividend 2, election of three (3) Class I Board Members by all shareholders.	X	X
1(a)(ii)	For New York Dividend and New York Dividend 2, election of two (2) Board Members by Preferred Shares only.		X
1(b)	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Income, Global Value, Diversified Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Preferred Income, Credit Strategies, Energy MLP and Real Asset, election of four (4) Class I Board Members by all shareholders.	X	N/A
1(c)(i)	For New York Performance Plus, election of eight (8) Board Members by all shareholders.	X	X
1(c)(ii)	For New York Performance Plus, election of two (2) Board Members by Preferred Shares only.		X
1(d)	For New York Value, election of four (4) Class I Board Members by all shareholders.	X	N/A
1(e)	For Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced, election of ten (10) Board Members by all shareholders.	X	N/A

(1)	Variable Rate Demand Preferred Shares for New York Performance Plus and MuniFund Term Preferred Shares for New York Dividend and New York Dividend 2 are collectively referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for New York Dividend, New York Dividend 2 and New York Performance Plus), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, except for Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For each of Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced, the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Variable Rate Demand Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Variable Rate Demand Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Variable Rate Demand Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on Monday, February 4, 2013 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of February 4, 2013, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
New York Dividend	NAN	9,265,330	5,536,000
New York Dividend 2	NXK	6,488,516	3,789,000
New York Value	NNY	15,187,549	N/A
New York Value 2	NYV	2,349,612	N/A
New York Performance Plus	NNP	15,063,511	890
Core Equity	JCE	16,021,686	N/A
Real Estate	JRS	28,742,318	N/A
Diversified Dividend	JDD	19,937,697	N/A
Equity Premium	JPG	16,152,579	N/A
Equity Premium Advantage	JLA	25,679,417	N/A
Equity Premium Income	JPZ	38,464,973	N/A
Equity Premium Opportunity	JSN	66,487,744	N/A
Quality Preferred	JTP	64,663,447	N/A

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
Quality Preferred 2	JPS	120,393,013	N/A
Quality Preferred 3	JHP	23,730,657	N/A
Tax-Advantaged	JTA	13,835,522	N/A
Tax-Advantaged Dividend	JTD	14,484,340	N/A
Global Income	JGG	9,359,018	N/A
Global Value	JGV	19,210,609	N/A
Mortgage Opportunity	JLS	15,878,624	N/A
Mortgage Opportunity 2	JMT	4,858,462	N/A
Diversified Currency	JGT	47,928,643	N/A
Preferred Income	JPC	96,990,341	N/A
Credit Strategies	JQC	136,180,708	N/A
Energy MLP	JMF	39,273,093	N/A
Real Asset	JRI	9,780,250	N/A
Dow 30 Premium	DPD	12,015,674	N/A
NASDAQ Premium	QQQX	18,484,404	N/A
Dow 30 Enhanced	DPO	27,856,933	N/A

(1)	The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NYV and JRS, which are listed on the NYSE MKT, LLC, and QQQX, which is listed on the NASDAQ Stock Market, LLC. The Preferred Shares for NAN and NXK are listed on the NYSE.

1.	Election of Board Members

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For New York Dividend and New York Dividend 2, each Massachusetts Business Trust with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	For New York Dividend and New York Dividend 2:

(i)

three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Income, Global Value, Diversified Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Preferred Income, Credit Strategies, Energy MLP and Real Asset:

(i)	four (4) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

Minnesota Corporations

Pursuant to the organizational documents of each Minnesota Corporation, except for New York Value, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. For New York Performance Plus, a Minnesota corporation with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, four (4) Board Members are nominated to be elected at this meeting.

c.	For New York Performance Plus:

(i)	eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

d.	For New York Value: four (4) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

Maryland Corporations

Pursuant to the organizational documents of each Maryland Corporation, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

e.	For Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced: ten (10) Board Members are to be elected by all shareholders. Board Members Amboian, Bremner, Evans, Kundert, Hunter, Schneider, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Massachusetts Business Trust except Energy MLP, Real Asset, New York Dividend and New York Dividend 2, Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on March 30, 2012.

For New York Dividend and New York Dividend 2, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on March 30, 2012 and adjourned to May 8, 2012 and Board Members Hunter and Schneider were last elected by holders of Preferred Shares at the annual meeting of shareholders held on March 30, 2012 and adjourned to May 8, 2012.

For Energy MLP, Board Members Bremner, Evans and Schneider were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on July 12, 2012.

For each Massachusetts Business Trust except Energy MLP and Real Asset, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 6, 2011.

For Energy MLP, each Board Member except for Board Members Bremner, Evans and Schneider were appointed by the initial shareholder of the Fund on February 23, 2011.

For each Massachusetts Business Trust, except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Income, Global Value, Diversified Currency, Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Preferred Income, Credit Strategies, Mortgage Opportunity, Mortgage Opportunity 2 and Real Asset, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010.

For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Income, Global Value, Diversified Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Preferred Income and Credit Strategies, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010.

For Real Asset, each Board Member was appointed by the initial shareholder of the Fund on April 23, 2012.

For each Minnesota Corporation each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on March 30, 2012 and adjourned to May 8, 2012.

For New York Value, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on March 30, 2012 and adjourned to May 8, 2012. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on May 6, 2011. Board Members Hunter, Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on April 6, 2010.

For each Maryland Corporation, each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on March 30, 2012.

On January 1, 2011, Ms. Stringer was appointed as a Board Member and designated as a Class I Board Member with respect to each Massachusetts Business Trust except Real Asset and New York Value, a Minnesota Corporation.

Other than Mr. Amboian, all Board Member nominees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or the Adviser, Nuveen Fund Advisors, LLC (“Adviser”), and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	217	Director and Chairman, United Fire Group, a publicly held company; formerly Director, Alliant Energy.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President, (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director, Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	217	Director (since 2004) of Xerox Corporation.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.; Member of the Board of Directors (Milwaukee), College Possible.	217	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member of two Miller-Valentine real estate LLC companies; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	217	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Formerly, Executive Director, Gaylord and Dorothy Donnelley Foundation (1994-2012); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217	Director, Chicago Board Options Exchange (since 2006).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	217	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an “interested person” of the Funds

John P. Amboian(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007), Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2012 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2012 is set forth in Appendix A. On December 31, 2012, Board Members and executive officers as a group beneficially owned approximately 1,300,000 shares of all funds managed by the Adviser, Nuveen Fund Advisors, LLC (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of February 4, 2013, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of February 4, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of February 4, 2013, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Prior to January 1, 2013, each Independent Board Member received a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2013, Independent Board Members receive a $140,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. A Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year.

Aggregate Compensation from the Funds(1)
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

New York Dividend	$717	$536	$496	$532	$588	$536	$548	$496	$577
New York Dividend 2	497	371	344	369	408	371	380	344	400
New York Value	532	392	361	401	433	392	402	361	424
New York Value 2	128	94	87	96	104	94	96	87	102
New York Performance Plus	1,210	916	884	940	998	934	921	833	970
Core Equity	803	615	556	614	661	603	610	549	667
Real Estate	1,416	1,086	983	1,066	1,168	1,066	1,078	970	1,178
Diversified Dividend	1,175	900	816	884	968	884	894	805	976
Equity Premium	787	599	541	598	645	588	595	533	651
Equity Premium Advantage	1,179	898	811	897	968	881	892	800	976
Equity Premium Income	1,720	1,310	1,182	1,308	1,411	1,285	1,300	1,166	1,424
Equity Premium Opportunity	2,971	2,263	2,042	2,259	2,438	2,220	2,246	2,014	2,459
Quality Preferred	2,952	2,365	2,196	2,259	2,468	2,318	2,352	1,772	2,508
Quality Preferred 2	5,802	4,650	4,317	4,441	4,852	4,557	4,625	3,484	4,932
Quality Preferred 3	1,105	885	822	846	924	868	881	663	939
Tax-Advantaged	791	606	549	595	652	595	602	542	657
Tax-Advantaged Dividend	1,043	803	729	788	861	788	797	719	869
Global Income	532	413	374	413	445	403	412	374	447
Global Value	1,082	824	745	822	890	808	821	734	897
Mortgage Opportunity	1,329	1,024	930	1,006	1,098	1,006	1,016	918	1,108
Mortgage Opportunity 2	405	310	279	305	335	303	309	279	337
Diversified Currency	2,163	1,658	1,500	1,654	1,785	1,626	1,649	1,480	1,802
Preferred Income	5,222	4,212	3,927	4,158	4,452	4,165	4,174	3,166	4,482

Aggregate Compensation from the Funds(1)
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Credit Strategies	$7,629	$6,156	$5,743	$6,074	$6,508	$6,088	$6,103	$4,624	$6,549
Energy MLP	2,977	5,221	2,046	2,234	2,463	5,176	2,256	2,025	5,413
Real Asset	471	284	255	287	300	372	279	255	309
Dow 30 Premium	605	461	413	461	499	449	460	413	502
NASDAQ Premium	981	751	679	749	807	736	745	670	816
Dow 30 Enhanced	1,096	839	759	837	902	823	833	749	911
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$343,204	$262,670	$240,509	$267,712	$284,299	$261,411	$263,100	$248,600	$298,475

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Deferred Compensation from the Funds
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

New York Performance Plus	$186	$241	$483	$940	$515	$572	$—	$—	$—
Core Equity	120	156	148	614	506	379	—	—	—
Real Estate	212	276	266	1,066	891	671	—	—	—
Diversified Dividend	176	229	226	884	733	555	—	—	—
Equity Premium	118	152	149	598	490	369	—	—	—
Equity Premium Advantage	177	228	224	897	733	553	—	—	—
Equity Premium Income	258	333	326	1,308	1,069	807	—	—	—
Equity Premium Opportunity	445	575	564	2,259	1,845	1,394	—	—	—
Quality Preferred	434	597	1,265	2,259	1,127	1,380	—	—	—
Quality Preferred 2	854	1,174	2,487	4,441	2,216	2,713	—	—	—
Quality Preferred 3	163	224	474	846	422	516	—	—	—
Tax-Advantaged	118	154	154	595	492	374	—	—	—

Deferred Compensation from the Funds
Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Tax-Advantaged Dividend	$156	$204	$195	$788	$658	$496	$—	$—	$—
Global Value	162	209	219	822	659	506	—	—	—
Mortgage Opportunity	199	260	248	1,006	839	633	—	—	—
Diversified Currency	324	421	408	1,654	1,356	1,021	—	—	—
Preferred Income	783	1,075	1,716	4,158	2,744	2,561	—	—	—
Credit Strategies	1,144	1,572	2,534	6,074	3,986	3,741	—	—	—
Energy MLP	448	1,317	563	2,234	1,868	3,217	—	—	—
Real Asset	32	38	—	169	174	100	—	—	—
NASDAQ Premium	147	191	174	749	625	464	—	—	—
Dow 30 Enhanced	164	213	202	837	690	517	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board through June 30, 2013 and William J. Schneider to serve as the independent Chairman of the Board effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the

New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Audit Committee Charter is attached as Appendix D. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are

Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone. The number of Closed-End Funds Committee meetings of each Fund held during the last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.

Board Diversification and Board Member Qualifications. In determining that a particular Board member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen

Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter is Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa. He served as Dean of the College from July 2006 until his retirement on June 30, 2012. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of College Possible (Milwaukee) and on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is Regent Emeritus and a member of the Investment Committee of Luther College. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is also a member of two Miller-Valentine real estate LLC companies. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. He is also a board member of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and

Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at

Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For each Maryland Fund, all Board Members are elected annually. For each Minnesota Fund except New York Value, all Board Members are elected annually. For each Massachusetts Fund, and New York Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer, President of Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	217

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	116

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, LLC.	217

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, LLC; Certified Public Accountant.	217

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, LLC, Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	217

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, LLC; formerly Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	217

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	217

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
New York Dividend	$18,200	$21,200	$12,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
New York Dividend 2	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
New York Value	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
New York Value 2	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
New York Performance Plus	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Core Equity	26,097	27,802	0	0	0	0	0	2,925	0	0	0	0	0	0
Real Estate	23,600	24,300	0	0	0	0	0	0	0	0	0	0	0	0
Diversified Dividend	33,100	32,400	0	0	0	0	0	500	0	0	0	0	0	0
Equity Premium	26,108	25,774	0	0	0	0	0	1,960	0	0	0	0	0	0
Equity Premium Advantage	26,942	26,309	0	0	0	0	0	1,960	0	0	0	0	0	0
Equity Premium Income	28,136	27,045	0	0	0	0	0	1,960	0	0	0	0	0	0
Equity Premium Opportunity	30,847	28,756	0	0	0	0	0	1,960	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Quality Preferred(5)	$23,950	$24,300	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Quality Preferred 2(5)	23,950	24,300	0	0	0	0	0	0	0	0	0	0	0	0
Quality Preferred 3(5)	23,950	24,300	0	0	0	0	0	0	0	0	0	0	0	0
Tax-Advantaged	26,100	27,000	0	0	0	0	0	0	0	0	0	0	0	0
Tax-Advantaged Dividend	22,100	24,300	0	0	0	0	0	0	0	0	0	0	0	0
Global Income	39,852	41,722	0	0	0	0	0	2,650	0	0	0	0	0	0
Global Value	27,182	29,367	0	0	0	0	5,803	4,850	0	0	0	0	0	0
Mortgage Opportunity	38,547	43,686	0	0	0	0	64,140	69,878	0	0	0	0	0	0
Mortgage Opportunity 2	36,532	42,512	0	0	0	0	61,960	64,402	0	0	0	0	0	0
Diversified Currency(6)	43,766	45,066	0	0	0	0	0	2,650	0	0	0	0	0	0
Preferred Income	26,600	27,000	0	0	0	0	7,221	0	0	0	0	0	0	0
Credit Strategies	26,600	27,000	0	0	0	0	6,565	0	0	0	0	0	0	0
Energy MLP	48,718	49,222	0	7,500	0	0	17,500	6,750	0	0	0	0	0	0
Real Asset(7)	0	27,000	0	6,000	0	0	0	500	0	0	0	0	0	0
Dow 30 Premium	25,673	27,542	0	0	0	0	1,905	1,960	0	0	0	0	0	0
NASDAQ Premium	26,380	26,037	0	0	0	0	1,905	1,960	0	0	0	0	0	0
Dow 30 Enhanced	26,667	28,214	0	0	0	0	1,905	1,960	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.
(5)	Fund changed fiscal year from December 31 to July 31 starting in 2011.
(6)	Fund acquired Global Income & Currency Fund, Inc. on December 7, 2012.
(7)	Fund commenced operations on April 25, 2012.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
New York Dividend	$0	$0	$0	$0	$0	$0	$0	$0
New York Dividend 2	0	0	0	0	0	0	0	0
New York Value	0	0	0	0	0	0	0	0
New York Value 2	0	0	0	0	0	0	0	0
New York Performance Plus	0	0	0	0	0	0	0	0
Core Equity	0	2,925	0	0	0	0	0	2,925
Real Estate	0	0	0	0	0	0	0	0
Diversified Dividend	0	500	0	0	0	0	0	500
Equity Premium	0	1,960	0	0	0	0	0	1,960
Equity Premium Advantage	0	1,960	0	0	0	0	0	1,960
Equity Premium Income	0	1,960	0	0	0	0	0	1,960
Equity Premium Opportunity	0	1,960	0	0	0	0	0	1,960
Quality Preferred	0	0	0	0	0	0	0	0
Quality Preferred 2	0	0	0	0	0	0	0	0
Quality Preferred 3	0	0	0	0	0	0	0	0
Tax-Advantaged	0	0	0	0	0	0	0	0
Tax-Advantaged Dividend	0	0	0	0	0	0	0	0
Global Income	0	2,650	0	0	0	0	0	2,650
Global Value	5,803	4,850	0	0	0	0	5,803	4,850
Mortgage Opportunity	64,140	69,878	0	0	0	0	64,140	69,878
Mortgage Opportunity 2	61,960	64,402	0	0	0	0	61,960	64,402
Diversified Currency	0	2,650	0	0	0	0	0	2,650
Preferred Income	7,221	0	0	0	0	0	7,221	0
Credit Strategies	6,565	0	0	0	0	0	6,565	0
Energy MLP	17,500	6,750	0	0	0	0	17,500	6,750
Real Asset	0	500	0	0	0	0	0	500
Dow 30 Premium	1,905	1,960	0	0	0	0	1,905	1,960
NASDAQ Premium	1,905	1,960	0	0	0	0	1,905	1,960
Dow 30 Enhanced	1,905	1,960	0	0	0	0	1,905	1,960

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Income, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Diversified Currency, Energy MLP, Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Income, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Diversified Currency, Energy MLP, Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds for their current fiscal years. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Michael Hart, Portfolio Manager, made an amended filing on Form 4 with respect to Global Value, John G. Wenker, Portfolio Manager, made a late filing on Form 4 with respect to Real Asset and Ariane Mahler, Portfolio Manager, made a late filing on Form 3 and Form 4 with respect to Global Value. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2014, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 4, 2013. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than November 4, 2013 or prior to October 5, 2013 for Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced not later than January 18, 2014 or prior to January 3, 2014 for each other Fund. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the

Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for New York Dividend, New York Dividend 2, New York Value, New York Value 2 and New York Performance Plus was September 30, 2012. The last fiscal year end for Energy MLP was November 30, 2012. The last fiscal year end for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Tax-Advantaged Dividend, Global Income, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Core Equity, Diversified Currency, Preferred Income, Credit Strategies, Real Asset, Dow 30 Premium, NASDAQ Premium and Dow 30 Enhanced was December 31, 2012.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 3, 2013:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/ProxyInfo/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

February 28, 2013

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2012.

Dollar Range of Equity Securities
Board Member Nominees	New York Dividend	New York Dividend 2	New York Value	New York Value 2	New York Performance Plus	Core Equity	Real Estate	Diversified Dividend	Equity Premium	Equity Premium Advantage	Equity Premium Income	Equity Premium Opportunity	Quality Preferred	Quality Preferred 2	Quality Preferred 3	Tax- Advantaged

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$10,001- $50,000	$0	$10,001- $50,000	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$50,001- $100,000	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	Over $100,000	Over $100,000	$10,001- $50,000	$0	$0	$0	$0	$0	$1- $10,000	$0	$0

Dollar Range of Equity Securities
Board Member Nominees	Tax- Advantaged Dividend	Global Income	Global Value	Mortgage Opportunity	Mortgage Opportunity 2	Diversified Currency	Preferred Income	Credit Strategies	Energy MLP	Real Asset	Dow 30 Premium	NASDAQ Premium	Dow 30 Enhanced	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$50,001- $100,000	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$10,001- $50,000	$0	$0	$0	$0	$0	$1- $10,000	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	Over $100,000	$0	$0	$0	$0	Over $100,000	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Member Nominees And Officers(1)
Board Member Nominees/Board Members	New York Dividend	New York Dividend 2	New York Value	New York Value 2	New York Performance Plus	Core Equity	Real Estate	Diversified Dividend	Equity Premium	Equity Premium Advantage	Equity Premium Income	Equity Premium Opportunity	Quality Preferred	Quality Preferred 2	Quality Preferred 3	Tax- Advantaged

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,700(2)
Jack B. Evans	0	0	0	0	0	0	1,100	0	0	0	0	1,500	0	4,400	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	4,150	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	2,561	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	13,667	10,000	3,500	0	0	0	0	0	1,000	0	0
All Board Member Nominees and Officers as a Group	0	0	0	0	0	13,667	20,435	6,061	4,150	0	0	1,500	0	5,400	0	4,700

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Shares are owned by Board Member’s spouse.

Fund Shares Owned By Board Member Nominees And Officers(1)
Board Member Nominees/Board Members	Tax- Advantaged Dividend	Global Income	Global Value	Mortgage Opportunity	Mortgage Opportunity 2	Diversified Currency	Preferred Income	Credit Strategies	Energy MLP	Real Asset	Dow 30 Premium	NASDAQ Premium	Dow 30 Enhanced

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	5,500(2)	0	0	0	3,500(2)	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	2,000	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	1,037	0	0	0	0	0	1,046	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian	0	0	11,000	0	0	0	0	16,000	0	0	0	0	0
All Board Members Nominees/Officers as a Group	0	1,037	16,500	0	0	3,200	5,500	17,046	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Shares are owned by Board Member’s spouse.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of February 4, 2013*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

New York Dividend (NAN PrC) — MuniFund Term Preferred Shares	Karpus Management Inc. 183 Sully’s Trail Pittsford, NY 14534	258,214	8.61%

New York Dividend (NAN PrD) — MuniFund Term Preferred Shares	Karpus Management Inc. 183 Sully’s Trail Pittsford, NY 14534	262,081	11.89%

New York Dividend — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	569,500	6.15%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

New York Dividend 2 — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	428,112	6.60%

New York Value 2 — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	305,994	13.04%

Core Equity — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,362,196	20.99%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Diversified Dividend — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,051,842	15.31%

Equity Premium — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	906,992	5.61%

Equity Premium Advantage — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,124,236	8.26%

	Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, Illinois 60532	1,456,832	5.63%

Equity Premium Income — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,194,163	5.70%

Equity Premium Opportunity — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,488,857	6.80%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Tax-Advantaged — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,037,204	21.93%

Tax-Advantaged Dividend — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,061,709	14.23%

	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	972,073	6.70%

Global Income — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,835,637	19.61%

Global Value — Common Shares	Morgan Stanley(b) 1585 Broadway New York, NY 10036 Morgan Stanley(b) 1585 Broadway New York, NY 10036	3,492,065	18.20%

	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,349,321	12.23%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Mortgage Opportunity — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,677,736	10.58%

Mortgage Opportunity 2 — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	503,697	10.50%

Diversified Currency — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,575,612	10.59%

Preferred Income — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,868,861	6.05%

Credit Strategies — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	9,429,466	6.92%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Energy MLP — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,030,557	21.10%

	Oxford Resource Partners, L.P. 41 South High Street, Suite 3450 Columbus, OH 43215	693,815	6.70%

Dow 30 Premium — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	681,705	5.67%

Global Income — Common Shares	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94104	578,595	10.25%

*	The information contained in this table is based on Schedule 13G filings made on or before February 4, 2013.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

Variable Rate Demand Preferred Shares (“VRDP Shares”) are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes indentified by the remarketing agents, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: New York Performance Plus: Morgan Stanley (345 shares (38.7%)), JPMorgan (200 shares (22.5%)), Schwab (200 shares (22.5%)) and Bank of America (145 shares (16.3%)).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Nuveen New York Dividend Advantage Municipal Fund	6	4	0	4	6	4	6	3
Nuveen New York Dividend Advantage Municipal Fund 2	6	4	0	4	6	4	6	3
Nuveen New York Municipal Value Fund, Inc.	6	4	0	4	6	4	6	3
Nuveen New York Municipal Value Fund 2	6	4	0	4	6	4	6	3
Nuveen New York Performance Plus Municipal Fund, Inc.	6	4	0	4	6	4	6	3
Nuveen Core Equity Alpha Fund	5	4	0	5	6	4	6	4
Nuveen Real Estate Income Fund	5	4	0	5	6	4	6	4
Nuveen Diversified Dividend and Income Fund	5	4	0	5	6	4	6	4
Nuveen Equity Premium and Growth Fund	5	4	0	5	6	4	6	4
Nuveen Equity Premium Advantage Fund	5	4	0	5	6	4	6	4
Nuveen Equity Premium Income Fund	5	4	0	5	6	4	6	4
Nuveen Equity Premium Opportunity Fund	5	4	0	5	6	4	6	4
Nuveen Quality Preferred Income Fund	5	4	0	5	6	4	6	4
Nuveen Quality Preferred Income Fund 2	5	4	0	5	6	4	6	4
Nuveen Quality Preferred Income Fund 3	5	4	0	5	6	4	6	4
Nuveen Tax-Advantaged Total Return Strategy Fund	5	4	0	5	6	4	6	4
Nuveen Tax-Advantaged Dividend Growth Fund	5	4	0	5	6	4	6	4
Nuveen Global Income Opportunities Fund	5	4	0	5	6	4	6	4
Nuveen Global Value Opportunities Fund	5	4	0	5	6	4	6	4
Nuveen Mortgage Opportunity Term Fund	5	4	0	5	6	4	6	4
Nuveen Mortgage Opportunity Term Fund 2	5	4	0	5	6	4	6	4

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Nuveen Diversified Currency Opportunities Fund	5	4	0	5	6	4	6	4
Nuveen Preferred Income Opportunities Fund	5	4	0	5	6	4	6	4
Nuveen Credit Strategies Income Fund	5	4	0	5	6	4	6	4
Nuveen Real Asset Income and Growth Fund	5	3	1	3	3	2	4	4
Nuveen Energy MLP Total Return Fund	5	4	0	5	6	4	6	4
Dow 30SM Premium & Dividend Income Fund, Inc.	5	4	0	5	6	4	6	4
NASDAQ Premium Income & Growth Fund Inc.	5	4	0	5	6	4	6	4
Dow 30SM Enhanced Premium & Income Fund Inc.	5	4	0	5	6	4	6	4

C-2

APPENDIX D

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAN0413

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 3, 2013

COMMON SHARES

The Annual Meeting of shareholders will be held Wednesday, April 3, 2013 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 3, 2013, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature
2013
Date	NUV_24332_Com_021313

FUNDS	FUNDS	FUNDS
Dow 30SM Enhanced Premium & Income Fund Inc.	Dow 30SM Premium & Dividend Income Fund Inc.	NASDAQ Premium Income & Growth Fund Inc.
Nuveen Core Equity Alpha Fund	Nuveen Credit Strategies Income Fund	Nuveen Diversified Currency Opportunities Fund
Nuveen Diversified Dividend and Income Fund	Nuveen Energy MLP Total Return Fund	Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund	Nuveen Equity Premium Income Fund	Nuveen Equity Premium Opportunity Fund
Nuveen Global Income Opportunities Fund	Nuveen Global Value Opportunities Fund	Nuveen Mortgage Opportunity Term Fund
Nuveen Mortgage Opportunity Term Fund 2	Nuveen NY Dividend Advantage Municipal Fund	Nuveen NY Dividend Advantage Municipal Fund 2
Nuveen NY Municipal Value Fund 2	Nuveen NY Municipal Value Fund, Inc.	Nuveen NY Performance Plus Municipal Fund, Inc.
Nuveen Preferred Income Opportunities Fund	Nuveen Quality Preferred Income Fund	Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3	Nuveen Real Asset Income and Growth Fund	Nuveen Real Estate Income Fund
Nuveen Tax-Advantaged Dividend Growth Fund	Nuveen Tax-Advantaged Total Return Strategy Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ON ALL PROPOSALS.

☐ To vote FOR All on all proposals for all funds ☐ To vote WITHHOLD ALL on all proposals for all funds or vote each proposal separately below.

To vote each proposal separately, completely fill in the boxes below in blue or black ink. Example: ■

(proxies marked in the box above and any box below will not be voted and will be returned to the shareholder)

1a. Election of Board Members – Class I: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Judith M. Stockdale	02.	Carole E. Stone	03. Virginia L. Stringer

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01	Nuveen NY Dividend Advantage Municipal Fund	☐	☐	☐	02	Nuveen NY Dividend Advantage Municipal Fund 2	☐	☐	☐

1b. Election of Board Members – Class I: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William C. Hunter	02.	Judith M. Stockdale	03. Carole E. Stone	04. Virginia L. Stringer

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01	Nuveen Core Equity Alpha Fund	☐	☐	☐	02	Nuveen Credit Strategies Income Fund	☐	☐	☐
03	Nuveen Diversified Currency Opportunities Fund	☐	☐	☐	04	Nuveen Diversified Dividend and Income Fund	☐	☐	☐
05	Nuveen Energy MLP Total Return Fund	☐	☐	☐	06	Nuveen Equity Premium Advantage Fund	☐	☐	☐
07	Nuveen Equity Premium and Growth Fund	☐	☐	☐	08	Nuveen Equity Premium Income Fund	☐	☐	☐
09	Nuveen Equity Premium Opportunity Fund	☐	☐	☐	10	Nuveen Global Income Opportunities Fund	☐	☐	☐
11	Nuveen Global Value Opportunities Fund	☐	☐	☐	12	Nuveen Mortgage Opportunity Term Fund	☐	☐	☐
13	Nuveen Mortgage Opportunity Term Fund 2	☐	☐	☐	14	Nuveen NY Municipal Value Fund 2	☐	☐	☐
15	Nuveen Preferred Income Opportunities Fund	☐	☐	☐	16	Nuveen Quality Preferred Income Fund	☐	☐	☐
17	Nuveen Quality Preferred Income Fund 2	☐	☐	☐	18	Nuveen Quality Preferred Income Fund 3	☐	☐	☐
19	Nuveen Real Asset Income and Growth Fund	☐	☐	☐	20	Nuveen Real Estate Income Fund	☐	☐	☐
21	Nuveen Tax-Advantaged Dividend Growth Fund	☐	☐	☐	22	Nuveen Tax-Advantaged Total Return Strategy Fund	☐	☐	☐

1c.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. John P. Amboian	02.	Robert P. Bremner	03. Jack B. Evans	04. David J. Kundert
05. Judith M. Stockdale	06.	Carole E. Stone	07. Virginia L. Stringer	08. Terence J. Toth

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
Nuveen NY Performance Plus Municipal Fund, Inc.	☐	☐	☐

1d.	Election of Board Members – Class I: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William C. Hunter	02.	Judith M. Stockdale	03. Carole E. Stone	04. Virginia L. Stringer

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
Nuveen NY Municipal Value Fund, Inc.	☐	☐	☐

1e.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. John P. Amboian	02.	Robert P. Bremner	03. Jack B. Evans	04. David J. Kundert
05. Judith M. Stockdale	06.	Carole E. Stone	07. Virginia L. Stringer	08. Terence J. Toth
09. William C. Hunter	10.	William J. Schneider

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT			ALL	ALL	EXCEPT
01	Dow 30SM Enhanced Premium & Income Fund Inc.	☐	☐	☐	02	Dow 30SM Premium & Dividend Income Fund Inc.	☐	☐	☐
03	NASDAQ Premium Income & Growth Fund Inc.	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on April 3, 2013.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

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